UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 24, 2003

                                 SUFFOLK BANCORP
             (Exact name of registrant as specified in its charter)

            New York                       0-13580               11-2708279
(State or other jurisdiction of          (Commission           (IRS Employer
 incorporation or organization)          File Number)        Identification No.)

                 4 West Second Street, Riverhead, New York 11901
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (631) 727-5667

                                       N/A
          (Former name or former address, if changed since last report)

Item 5      Other Events and Required FD Disclosure.

            Attached as an exhibit is the Company's press release titled "Suffolk Bancorp Announces Regular Quarterly Dividend," dated November 24, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SUFFOLK BANCORP


Dated November 24, 2003                     By: /s/ Douglas Ian Shaw
                                               ---------------------------------
                                            Vice President & Corporate Secretary

                                  EXHIBIT INDEX

99.1 Press release titled "Suffolk Bancorp Announces Regular Quarterly Dividend," dated November 24, 2003.